UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT JOINT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2003 (November 17, 2003)

Commission File No. 1-6776

Centex Corporation

A Nevada Corporation
IRS Employer Identification No. 75-0778259
2728 N. Harwood
Dallas, TX 75201
(214) 981-5000

Commission File Nos. 1-9624 and 1-9625, respectively

3333 Holding Corporation

A Nevada Corporation, and

Centex Development Company, L.P.

A Delaware Limited Partnership

IRS Employer Identification Nos. 75-2178860 and 75-2168471, respectively
2728 N. Harwood
Dallas, Texas 75201
(214) 981-6770

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1 Agreement and Plan of Merger
EX-2.2 Agreement and Plan of Merger
EX-4.1 Amendment to Nominee Agreement
EX-99.1 Press Release

Item 5. Other Events

          On November 18, 2003, Centex Corporation, a Nevada corporation (“Centex”), 3333 Holding Corporation, a Nevada corporation (“Holding”), and Centex Development Company, L.P., a Delaware limited partnership (the “Partnership”), issued a joint press release announcing that Centex will seek stockholder approval (1) to amend its certificate of incorporation to authorize additional shares of Centex common stock in order to effect a possible future stock split and (2) to terminate the Nominee Agreement dated November 30, 1987, as amended (the “Nominee Agreement”), pursuant to which the beneficial interest in the Holding common stock and in the warrants to purchase Class B Units of limited partnership interest in the Partnership trade in tandem with the Centex common stock. Holding is seeking stockholder approval of a series of transactions by which Holding and the Partnership will become subsidiaries of Centex (the “Transaction”), which would constitute approval of the Agreements and Plans of Merger for both the Holding Merger (as defined below) and the Partnership Merger (as defined below). A copy of the press release is attached hereto as Centex Corporation Exhibit 99.1.

          Centex and Holding also announced that in connection with the Transaction, Centex and its wholly owned subsidiary, 3333 Acquisition Corp., entered into an Agreement and Plan of Merger with Holding on November 17, 2003 pursuant to which 3333 Acquisition Corp. will merge with and into Holding, with Holding being the surviving entity and a subsidiary of Centex (the “Holding Merger”). Pursuant to the Holding Merger, the Holding common stock will be cancelled and payment will be made to the holders of the beneficial interests in the Holding common stock of an amount equal to $.01 per share of Centex common stock. A copy of the Agreement and Plan of Merger for the Holding Merger is attached hereto as Centex Corporation Exhibit 2.1 and incorporated herein by reference.

          Centex and the Partnership also announced that Centex and an indirect, wholly owned partnership subsidiary, Centex Development Acquisition, L.P., entered into an Agreement and Plan of Merger with the Partnership on November 17, 2003 pursuant to which Centex Development Acquisition, L.P. will merge with and into the Partnership, with the Partnership being the surviving entity and an indirect subsidiary of Centex (the “Partnership Merger”). Pursuant to the Partnership Merger, the warrants to purchase Class B Units of limited partnership interests in the Partnership owned by Centex Stockholders will be cancelled and payment will be made to the holders of the beneficial interests in the warrants (other than those held by Centex) of an amount equal to $.01 per share of Centex common stock. A copy of the Agreement and Plan of Merger for the Partnership Merger is attached as Centex Corporation Exhibit 2.2 and incorporated herein by reference.

          Centex, Holding and the Partnership also announced that in connection with the Transaction, they and the Nominee entered into an Amendment to Nominee Agreement on November 17, 2003, which will allow them, subject to the affirmative vote of the stockholders of Centex and completion of the Holding Merger and Partnership Merger, to terminate the Nominee Agreement on the closing of the Transaction without a distribution of the beneficial interests in the Holding common stock or the warrants to purchase Class B Units of limited partnership interest in the Partnership. A copy of the Amendment to Nominee Agreement is attached as Centex Corporation Exhibit 4.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

          (A) Centex Corporation Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger dated as of November 17, 2003, by and among 3333 Holding Corporation, Centex Corporation and 3333 Acquisition Corp.

2.2	Agreement and Plan of Merger dated as of November 17, 2003, by and among Centex Development Company, L.P., 3333 Development Corporation, Centex Corporation, Centex Development Acquisition, L.P. and Centex Homes

1

Exhibit
Number	Description

4.1	Amendment to Nominee Agreement dated as of November 17, 2003, by and between Centex Corporation, 3333 Holding Corporation, Centex Development Company, L.P. and Mellon Investor Services LLC

99.1	Press release of Centex Corporation, 3333 Holding Corporation and Centex Development Company, L.P. dated November 18, 2003

          (B) 3333 Holding Corporation Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger dated as of November 17, 2003, by and among 3333 Holding Corporation, Centex Corporation and 3333 Acquisition Corp.

4.1	Amendment to Nominee Agreement dated as of November 17, 2003, by and between Centex Corporation, 3333 Holding Corporation, Centex Development Company, L.P. and Mellon Investor Services LLC

99.1	Press release of Centex Corporation, 3333 Holding Corporation and Centex Development Company, L.P. dated November 18, 2003

          (C) Centex Development Company, L.P. Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger dated as of November 17, 2003, by and among Centex Development Company, L.P., 3333 Development Corporation, Centex Corporation, Centex Development Acquisition, L.P. and Centex Homes

4.1	Amendment to Nominee Agreement dated as of November 17, 2003, by and between Centex Corporation, 3333 Holding Corporation, Centex Development Company, L.P. and Mellon Investor Services LLC

99.1	Press release of Centex Corporation, 3333 Holding Corporation and Centex Development Company, L.P. dated November 18, 2003

2

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTEX CORPORATION

	By:	/s/ Raymond G. Smerge

		Name:	Raymond G. Smerge
		Title:	Executive Vice President, Chief Legal Officer and Secretary

3333 HOLDING CORPORATION

	By:	/s/ Todd D. Newman

		Name:	Todd D. Newman
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

CENTEX DEVELOPMENT COMPANY, L.P.

	By:	3333 Development Corporation, General Partner

	By:	/s/ Todd D. Newman

		Name:	Todd D. Newman
		Title:	Senior Vice President, Chief Financial Officer and Treasurer
Date: November 18, 2003

EXHIBIT INDEX

          (A) Centex Corporation Exhibits

Exhibit		Filed Herewith or
Number	Description	Incorporated by Reference

2.1	Agreement and Plan of Merger dated as of November 17, 2003, by and among 3333 Holding Corporation, Centex Corporation and 3333 Acquisition Corp.	Filed herewith

2.2	Agreement and Plan of Merger dated as of November 17, 2003, by and among Centex Development Company, L.P., 3333 Development Corporation, Centex Corporation, Centex Development Acquisition, L.P. and Centex Homes	Filed herewith

4.1	Amendment to Nominee Agreement dated as of November 17, 2003, by and between Centex Corporation, 3333 Holding Corporation, Centex Development Company, L.P. and Mellon Investor Services LLC	Filed herewith

99.1	Press release of Centex Corporation, 3333 Holding Corporation and Centex Development Company, L.P. dated November 18, 2003	Filed herewith

          (B) 3333 Holding Corporation Exhibits

Exhibit		Filed Herewith or
Number	Description	Incorporated by Reference

2.1	Agreement and Plan of Merger dated as of November 17, 2003, by and among 3333 Holding Corporation, Centex Corporation and 3333 Acquisition Corp.	Exhibit 2.1 of Centex Corporation Exhibits filed herewith

4.1	Amendment to Nominee Agreement dated as of November 17, 2003, by and between Centex Corporation, 3333 Holding Corporation, Centex Development Company, L.P. and Mellon Investor Services LLC	Exhibit 4.1 of Centex Corporation Exhibits filed herewith

99.1	Press release of Centex Corporation, 3333 Holding Corporation and Centex Development Company, L.P. dated November 18, 2003	Exhibit 99.1 of Centex Corporation Exhibits filed herewith

          (C) Centex Development Company, L.P. Exhibits

Exhibit		Filed Herewith or
Number	Description	Incorporated by Reference

2.1	Agreement and Plan of Merger dated as of November 17, 2003, by and among Centex Development Company, L.P., 3333 Development Corporation, Centex Corporation, Centex Development Acquisition, L.P. and Centex Homes	Exhibit 2.2 of Centex Corporation Exhibits filed herewith

4.1	Amendment to Nominee Agreement dated as of November 17, 2003, by and between Centex Corporation, 3333 Holding Corporation, Centex Development Company, L.P. and Mellon Investor Services LLC	Exhibit 4.1 of Centex Corporation Exhibits filed herewith

99.1	Press release of Centex Corporation, 3333 Holding Corporation and Centex Development Company, L.P. dated November 18, 2003	Exhibit 99.1 of Centex Corporation Exhibits filed herewith